                                                                    Exhibit 10.2


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT is dated as of July ___, 1998 (the "Third Amendment") and is made by and among RENT-WAY, INC., a Pennsylvania corporation (the "Borrower"), each of the GUARANTORS, each of the BANKS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA in its capacity as syndication agent and administrative agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "Agent"), and NATIONSBANK, N.A., in its capacity as documentation agent for the Banks.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent entered into that certain Credit Agreement dated as of November 22, 1996, as amended by a First Amendment to Credit Agreement dated as of January 31, 1997, and a Second Amendment to Credit Agreement dated as of February 5, 1998 (the Credit Agreement, as amended by the First Amendment and the Second Amendment being hereafter referred to as the "Credit Agreement");

         WHEREAS, defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement;

         WHEREAS, the Borrower has proposed to sell certain subordinated debentures in the principal amount of $75,000,000;

         WHEREAS, in connection with the proposed issuance of such debentures, the Borrower has requested the Agent and the Banks consent to the Borrower incurring additional indebtedness evidenced by the debentures. The Borrower has also requested that the Agent and the Banks amend the net worth covenant set forth in the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement to accommodate the Borrower's issuance of certain debentures and to modify the net worth covenant of the Borrower, subject to the terms and conditions hereof and as more fully provided herein.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. Amendments to Credit Agreement. The Credit Agreement is amended as set forth below effective on the date set forth in Section 6 hereof:

         (a) Amended and Restated Definitions (Section 1.1). The following definitions now contained in Section 1.1 of the Credit Agreement are hereby amended and restated to read as set forth below:

              "Base Net Worth shall mean the sum of $90,000,000 plus the amounts set forth in (i), (ii) and (iii) below which occur during the period from March 31, 1998, through the date of determination: (i) 75% of consolidated net income without regard to extraordinary items of gain or loss of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss),
(ii) 90% of any increase in the Consolidated Net Worth resulting from a Permitted Acquisition, and (iii) 90% of the amount of the net proceeds received by the Loan Parties from any offering consummated with respect to equity securities of the Borrower.

              Subordinated Debt shall mean (i) Indebtedness of the Borrower to the Securityholders (as such term is defined in the NWB Indenture) and their successors and assigns, evidenced by the NWB Subordinated Loan Documents and subject to the subordination terms set forth in Section 11 thereof, (ii) Indebtedness of the Loan Parties to Persons which sell ownership interests or assets to the Loan Parties under a Permitted Acquisition in accordance with
Section 8.2.6, and (iii) Indebtedness permitted under Section 8.2.1(vii).

              Subordinated Loan Documents shall mean (i) the NWB Subordinated Loan Documents, (ii) all agreements evidencing the Subordinated Debt owed to Persons which sell ownership interests or assets to the Loan Parties under a Permitted Acquisition in accordance with Section 8.2.6, and (iii) all agreements evidencing the Subordinated Debt owed to Persons which acquire any of the Indebtedness permitted under Section 8.2.1(vii)."

         (b) New Definitions (Section 1.1). The following new definitions are hereby added to Section 1.1 of the Credit Agreement in alphabetical order:

              "Consolidated Net Worth shall mean, as of any date of determination, total stockholders' equity plus preferred stock (to the extent it is not already included in the stockholders' equity) of the Borrower and its Subsidiaries as of such date, determined and consolidated in accordance with GAAP.

              Permitted Debentures Sales shall mean the Borrower's incurrence of Indebtedness and related issuance of debentures which meet all of the following criteria: (i) such Indebtedness is subordinated to the Obligations (including, without limitation, all obligations of the Borrower to the Banks under Interest Rate Protection Agreements) on standard terms of subordination acceptable to the Required Banks, which terms shall include, without limitation, the right of the Banks upon the occurrence of an Event of Default to block payments on such Indebtedness for a minimum of 179 days at least one time in any 365 day period,
(ii) the interest rate payable with respect to such Indebtedness does not exceed six and one-half percent (6-1/2%) per annum, (iii) the scheduled maturity date of all the principal amount of such Indebtedness is a date not less than seven years from the date of issuance, (iv) until the Obligations are paid in full and the Commitments have terminated, no prepayment can be made with respect to such Indebtedness, (v) the covenants in the Subordinated Loan Documents relating to such Indebtedness are not more restrictive than the covenants set forth in this Agreement, and (vi) the net proceeds of such Indebtedness are used to repay principal and interest outstanding on the Loans .

              Third Amendment shall mean this Third Amendment to Credit Agreement, dated as of July ___, 1998, as the same may be supplemented or amended from time to time, including all schedules and exhibits thereto.

              Third Amendment Effective Date shall have the meaning given to such term in Section 6 of this Third Amendment."

         (c) Obsolete Definitions (Section 1.1). The following definition is hereby deleted in Section 1.1 of the Credit Agreement and shall be of no force or effect with respect to the terms of the Credit Agreement: "Consolidated Tangible Net Worth".

         (d) Amendment to Section 8.2.1. Section 8.2.1 of the Credit Agreement is hereby amended and restated to read as follows:

              "8.2.1 Indebtedness.

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

              (i) Indebtedness under the Loan Documents;

              (ii) Existing Indebtedness as set forth on Schedule 8.2.1 as of February 5, 1998 (including any extensions or renewals thereof, provided there is no increase in the amount thereof or other significant change in the terms thereof subsequent to February 5, 1998, unless otherwise specified on Schedule 8.2.1);

              (iii) Capitalized and operating leases as and to the extent permitted under Section 8.2.15;

              (iv) Indebtedness secured by Purchase Money Security Interests not exceeding $100,000;

              (v) Indebtedness of a Loan Party to another Loan Party which is subordinated in accordance with the provisions of Section 8.1.12;

              (vi) Indebtedness incurred in connection with Permitted Acquisitions provided that after giving effect thereto, no Potential Default or Event of Default exists, and

              (vii) Indebtedness incurred under Permitted Debenture Sales not exceeding $75,000,000 in the aggregate plus an additional $11,250,000 in an overallotment option, provided that after giving effect to the sale of such debentures, no Potential Default or Event of Default exists."

         (e) Amendment to Section 8.2.5. Section 8.2.5 to the Credit Agreement is hereby amended and restated to read as follows:

         "8.2.5 Dividends and Related Distributions.

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except that (i) the Loan Parties may pay dividends or other distributions payable to another Loan Party, and (ii) the Borrower may pay principal, interest or dividends on the Subordinated Debt, subject to (i) the restrictions on prepayments in Section 8.2.23 and (ii) the restrictions on payments contained in the subordination and other provisions contained in the Subordinated Loan Documents. "

         (f) Amendment of Section 8.2.13. Section 8.2.13 is hereby amended and restated to read as follows:

              "8.2.13 Issuance of Stock.

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof, except that the Borrower may issue additional shares of capital stock (i) for Permitted Acquisitions in accordance with the provisions of Section 8.2.6, (ii) for distribution to employees as provided for under the stock option plans set forth on Schedule
6.1.21 as in effect on the Closing Date, (iii) in connection with the conversion of Indebtedness incurred pursuant to Permitted Debenture Sales into capital stock of the Borrower, or (iv) if the net proceeds of the issuance are used by the Borrower to reduce (a) the Loans outstanding under this Agreement, and (b) the Commitments of the Banks."

         (g) Amendment to Section 8.2.19. Section 8.2.19 to the Credit Agreement is hereby amended and restated to read as follows:

              "8.2.19 Minimum Net Worth.

              The Borrower shall not at any time permit Consolidated Net Worth to be less than the Base Net Worth."


         (h) Amendment of Section 8.2.20. Section 8.2.20 is hereby amended and restated to read as set forth below:

              "8.2.20 Fixed Charge Coverage; Subordinated Loan Document Amendments.

              The Borrower shall not at any time permit the Fixed Charge Coverage Ratio to be less than 1.2 to 1.0. For purposes of this ratio, Consolidated Cash Flow from

Operations, Occupancy Expense, Rental Merchandise depreciation and Fixed Charges shall be calculated based upon the fiscal quarter ended March 31, 1998, multiplied by four (for the fiscal quarter ended March 31, 1998); the fiscal quarters ended March 31, 1998 and June 30, 1998, multiplied by two (for the fiscal quarter ended June 30, 1998); the fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, multiplied by one and one-third (for the fiscal quarter ended September 30, 1998); and thereafter, for the four fiscal quarters of the Borrower then ended (for the fiscal quarter ended December 31, 1998 and thereafter). The Loan Parties shall not amend the terms of the NWB Subordinated Loan Documents without the prior written consent of the Agent. The Loan Parties shall not amend the Subordinated Loan Documents with respect to any Indebtedness permitted under Section 8.2.1(vii) in a manner such that the Indebtedness would cease to meet the requirements for such Indebtedness under the definition of "Permitted Debenture Sales"."

         (i) Amendments to Exhibits to Credit Agreement. The following
Exhibit to the Credit Agreement is hereby amended and restated in its entirety in the form of such Exhibit attached hereto:

              Exhibit 8.3.4 Quarterly Compliance Certificate

         (j) Amendments to Schedules to Credit Agreement. The following Schedule to the Credit Agreement is hereby amended and restated in its entirety in the form of such Schedule attached hereto:

              Schedule 6.1.2 - Capitalization

     2. Waivers Regarding Tangible Net Worth. The Loan Parties and the Banks acknowledge and agree that the restatement of the Consolidated Tangible Net Worth covenant set forth in former Section 8.2.19 to the Consolidated Net Worth covenant set forth in restated Section 8.2.19, as set forth in this Section 1(g) above, shall be effective on and as of March 31, 1998.

     3. Conditions Precedent. The provisions contained in Sections 1 and 2 of this Amendment shall not become effective until each of the conditions set forth in this Section 3 has been satisfied.

         (a) Satisfaction of Conditions in Section 6(a). Each of the conditions set forth in Section 6(a) hereof (execution of this Amendment and completion of Schedules and Exhibits hereto) shall have been satisfied.

         (b) Secretary's Certificates. The Secretary or Assistant Secretary of the Borrower and each other Loan Party shall execute and deliver to the Agent for the benefit of the Banks a certificate dated as of the date hereof, certifying as to:

              (i) all corporate action taken by it in connection with the documents executed and delivered pursuant to this Amendment;

              (ii) the names of the officer or officers authorized to sign this Amendment and the related documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of them for purposes of this Amendment and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

              (iii) copies of the organizational documents of, including the certificate of incorporation, bylaws and corporate resolutions as in effect on the Third Amendment Effective Date, together with certificates from the appropriate state officials as to the continued existence and good standing of it in each state where it is organized.

         (c) Opinion of Counsel. Hodgson Russ Andrews Wood & Goodyear, LLP, counsel for the Borrower, shall have delivered to the Agent for the benefit of each Bank a written opinion dated as of the date hereof and in form and substance satisfactory to the Agent and its counsel as to the matters set forth in Exhibit 3(c) hereto.

         (d) Fees and Expenses. Borrower shall have paid all outstanding fees and expenses due to the Agent or the Banks, including the fees of Agent's counsel in connection with this Amendment.

         (e) Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

     4. Full Force and Effect. The Credit Agreement and each of other
Loan Documents shall remain in full force and effect on and after the date of this Amendment except as expressly amended hereby or pursuant hereto. On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and each reference in each other Loan Document to the "Credit Agreement" shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Amendment. The parties hereto do not amend or waive any provisions of the Credit Agreement or the other Loan Documents except as expressly set forth herein.

     5. Counterparts. This Amendment may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

     6. Effective Date.

         (a) Third Amendment Effective Date. Except as otherwise provided in
Section 2 above, all provisions of this Amendment shall be effective on the date on which the conditions listed in (i) and (ii) below have been satisfied and each of the conditions precedent in Section 3 above have occurred or been waived by the Banks (the "Third Amendment Effective Date"):

              (i) Execution and Delivery. this Amendment has been executed, in counterparts or otherwise, and delivered to the Agent for the benefit of the Banks; and

              (ii) Completion of Schedules and Exhibits. Each of the Schedules and Exhibits hereto has been completed and attached hereto.


                      [SIGNATURES APPEAR ON THE NEXT PAGE]

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]


         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                        RENT-WAY, INC., "Borrower"



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------



                                        CHAMPION RENTALS, INC., "Guarantor"



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------




                                        NATIONAL CITY BANK OF PENNSYLVANIA,
                                        individually and as Agent



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------




                                        NATIONSBANK, N.A., individually and as
                                        documentation agent for the Banks


                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]



                                        LASALLE NATIONAL BANK



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------



                                        HARRIS TRUST AND SAVINGS BANK



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------




                                        SUNTRUST BANK, CENTRAL FLORIDA,
                                        NATIONAL ASSOCIATION



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]



                                        MANUFACTURERS AND TRADERS TRUST COMPANY



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------




                                        CORESTATES BANK, N.A.



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------




                                        STAR BANK, N.A.



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------

                         LIST OF SCHEDULES AND EXHIBITS


             Schedules

             Schedule 6.1.2  -   Capitalization

             Exhibits

             Exhibit 3(c)    -   Opinion of Hodgson, Russ, Andrews, Wood &
                                 Goodyear, LLP

             Exhibit 8.3.4   -   Quarterly Compliance Certificate